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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): September 11, 2001



                       DEAN WITTER REALTY YIELD PLUS, L.P.
             (Exact name of registrant as specified in its charter)



   Delaware                     0-18148                 13-3426531

(State or other              (Commission              (I.R.S. Employer
jurisdiction of              File Number)              Identification
incorporation or                                           Number)
organization)


              1221 Avenue of the Americas, New York, New York 10020 (Address of principal executive offices including zip code)

       Registrant's telephone number, including area code: (800) 829-8585.



                 2 World Trade Center, New York, New York 10048
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

      As a result of the September 11, 2001 destruction of the World Trade Center, the Partnership has changed the location of its principal offices to 1221 Avenue of the Americas, New York, NY 10020. The Partnership's telephone number is (800) 829-8585.

      The 2 World Trade Center address was the location of management and administration of the Partnership; the Partnership did not hold any of its assets at this location. The Managing General Partner does not expect that the tragedy will adversely affect the operations of the Partnership.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      By: DEAN WITTER REALTY
                                          YIELD PLUS, L.P.

                                          By:   Dean Witter Realty Yield
                                                Plus, Inc.
                                                Managing General Partner


Date: September 11, 2001                        By: /s/ Raymond E. Koch
                                                    ----------------------------
                                                    Raymond E. Koch
                                                    Vice President, Assistant
                                                    Secretary and Controller
                                                    (Principal Financial and
                                                    Accounting Officer)